EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SurgLine International, Inc., (the “Company”) on Form 10-K/A No. 3for the period ended July 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas G Toland, Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Thomas G Toland
Thomas G Toland
Principal Executive Officer
March 9, 2012

A signed original of this written statement required by Section 906 has been provided to SurgLine International Inc. and will be retained by SurgLine International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.